                                                                       Exhibit 3


                  FORM OF PROXY SOLICITED BY THE MANAGEMENT OF

                              VISIBLE GENETICS INC.

                                      PROXY

     FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 17, 2001.


The undersigned holder of Series A Convertible Preferred Shares ("Series A preferred shares") of Visible Genetics Inc. (the "Company") hereby appoints Richard T. Daly, President and Chief Executive Officer of the Company, or failing him, Thomas J. Clarke, Chief Financial Officer, or instead of any of the foregoing _______________________________ as the nominee of the undersigned to attend and act for and on behalf of the undersigned at the Annual Meeting of the Shareholders of the Company to be held on the 17th day of May, 2001, and at any adjournment or adjournments thereof.

The undersigned specifies that all of the Series A preferred shares of the Company owned by him and represented by this form of proxy shall be voted as follows:


                           (CONTINUED ON REVERSE SIDE)


                              FOLD AND DETACH HERE

If no specification is made with respect to the voting           Please mark your
on the resolutions referred to in items 1 or 2 below,                votes as
the proxy nominee is instructed to vote the Series A             indicated in this       X
preferred shares represented by this proxy on such                   example
matter and in favor of such resolution


1. ELECTION OF SERIES A DIRECTOR
                                                                 (INSTRUCTION: TO WITHHOLD
                                                                 AUTHORITY TO VOTE FOR THE
                                                                 NOMINEE, STRIKE A LINE
                                                                 THROUGH THE NOMINEE'S NAME
                                                                 BELOW.)

                                                                      Jonathan S. Leff


  FOR the nominee         WITHHOLD AUTHORITY
listed to the right        to vote for the
 (except as marked        nominee listed to
  to the contrary)           the right
       [  ]                   [  ]


2. RESOLUTION APPROVING THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP as auditors of the Company and authorizing the Board of Directors to fix their remuneration.






                  FOR              WITHHOLD
                  [ ]               [ ]


3. To vote at the discretion of the proxy nominee on any amendments or variations to the foregoing and on any other matter which may properly come before the meeting or any adjournment or adjournments thereof.











                        THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT OF THE COMPANY. SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON TO ATTEND AND ACT ON THEIR BEHALF AT THE ANNUAL MEETING OTHER THAN THE NOMINEES DESIGNATED AND MAY EXERCISE SUCH RIGHT BY STRIKING OUT THE NAMES OF THE PERSONS DESIGNATED THEREIN AND INSERTING THE NAME OF THEIR NOMINEE IN THE BLANK SPACE PROVIDED ABOVE FOR THAT PURPOSE OR BY COMPLETING ANOTHER FORM OF PROXY AND, IN EITHER CASE, DELIVERING THE COMPLETED AND EXECUTED FORM OF PROXY TO THE COMPANY AT LEAST ONE HOUR PRIOR TO THE MEETING, OR TO THE COMPANY'S TRANSFER AGENT PRIOR TO 4:00 P.M. NEW YORK CITY TIME, ON THE BUSINESS DAY IMMEDIATELY PRIOR TO THE ANNUAL MEETING.




(SIGNATURE OF SHAREHOLDER)                      (NAME OF SHAREHOLDER - PLEASE PRINT)         DATED THIS   DAY OF     , 2001.
                          ----------------------                                    ---------           --       ----
THIS PROXY MUST BE SIGNED AND DATED BY THE SHAREHOLDER OR HIS OR HER ATTORNEY AUTHORIZED IN WRITING, OR, IF THE SHAREHOLDER IS A
CORPORATION, EXECUTED BY A DULY AUTHORIZED OFFICER OR ATTORNEY.


                              FOLD AND DETACH HERE

NOTES:

1. This proxy must be signed and dated by the shareholder or his or her attorney authorized in writing, or, if the shareholder is a corporation, executed by a duly authorized officer or attorney.

2. IF NO SPECIFICATION IS MADE WITH RESPECT TO THE VOTING ON THE RESOLUTIONS REFERRED TO IN ITEMS 1 OR 2 ABOVE, THE PROXY NOMINEE IS INSTRUCTED TO VOTE THE SERIES A PREFERRED SHARES REPRESENTED BY THIS PROXY ON SUCH MATTER AND IN FAVOR OF SUCH RESOLUTION.

3. Proxies to be used at the meeting must be received at the Company's office at least one hour prior to the Annual Meeting, or at the office of the Company's transfer agent by 4:00 p.m. New York City time on the business day immediately prior to the Annual Meeting.

4. Please date the proxy. If this proxy is not dated in the space provided, it is deemed to bear the date on which it is mailed.

Please return this proxy using the enclosed postage paid envelope.

                  FORM OF PROXY SOLICITED BY THE MANAGEMENT OF

                              VISIBLE GENETICS INC.

                                      PROXY

     FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 17, 2001.


The undersigned common shareholder of Visible Genetics Inc. (the "Company") hereby appoints Richard T. Daly, President and Chief Executive Officer of the Company, or failing him, Thomas J. Clarke, Chief Financial Officer, or instead of any of the foregoing _______________________________ as the nominee of the undersigned to attend and act for and on behalf of the undersigned at the Annual Meeting of the Shareholders of the Company to be held on the 17th day of May, 2001, and at any adjournment or adjournments thereof.

The undersigned specifies that all of the common shares of the Company owned by him and represented by this form of proxy shall be voted as follows:


                           (CONTINUED ON REVERSE SIDE)


                              FOLD AND DETACH HERE

If no specification is made with respect to the voting on the resolutions               Please mark your
referred to in items 1 or 2 below, the proxy nominee is instructed to                       votes as
vote the common shares represented by this proxy on such matter and in                 indicated in this       X
favor of such resolution                                                                     example


1. ELECTION OF CLASS II DIRECTORS                                            (INSTRUCTION: TO WITHHOLD AUTHORITY TO
                                                                             VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE
      FOR all        WITHHOLD                                                A LINE THROUGH THAT NOMINEE'S NAME BELOW.)
      nominees      AUTHORITY
   listed to the   to vote for                                                         Richard T. Daly
   right (except   all nominees
    as marked to  listed to the                                                      Dr. Lloyd M. Smith
   the contrary)      right
       [ ]             [ ]                                                             Dr. Konrad Weis

2. RESOLUTION APPROVING THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP as auditors of the Company and authorizing the Board of Directors to fix their remuneration.


              FOR                  WITHHOLD
              [ ]                    [  ]


3. To vote at the discretion of the proxy nominee on any amendments or variations to the foregoing and on any other matter which may properly come before the meeting or any adjournment or adjournments thereof.



                        THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT OF THE COMPANY. SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON TO ATTEND AND ACT ON THEIR BEHALF AT THE ANNUAL MEETING OTHER THAN THE NOMINEES DESIGNATED AND MAY EXERCISE SUCH RIGHT BY STRIKING OUT THE NAMES OF THE PERSONS DESIGNATED THEREIN AND INSERTING THE NAME OF THEIR NOMINEE IN THE BLANK SPACE PROVIDED ABOVE FOR THAT PURPOSE OR BY COMPLETING ANOTHER FORM OF PROXY AND, IN EITHER CASE, DELIVERING THE COMPLETED AND EXECUTED FORM OF PROXY TO THE COMPANY AT LEAST ONE HOUR PRIOR TO THE MEETING, OR TO THE COMPANY'S TRANSFER AGENT PRIOR TO 4:00 P.M. NEW YORK CITY TIME, ON THE BUSINESS DAY IMMEDIATELY PRIOR TO THE ANNUAL MEETING.






(SIGNATURE OF SHAREHOLDER)                      (NAME OF SHAREHOLDER - PLEASE PRINT)         DATED THIS   DAY OF     , 2001.
                          ----------------------                                    ---------           --       ----
THIS PROXY MUST BE SIGNED AND DATED BY THE SHAREHOLDER OR HIS OR HER ATTORNEY AUTHORIZED IN WRITING, OR, IF THE SHAREHOLDER IS A
CORPORATION, EXECUTED BY A DULY AUTHORIZED OFFICER OR ATTORNEY.


                              FOLD AND DETACH HERE

NOTES:

1. This proxy must be signed and dated by the shareholder or his or her attorney authorized in writing, or, if the shareholder is a corporation, executed by a duly authorized officer or attorney.

2. IF NO SPECIFICATION IS MADE WITH RESPECT TO THE VOTING ON THE RESOLUTIONS REFERRED TO IN ITEMS 1 OR 2 ABOVE, THE PROXY NOMINEE IS INSTRUCTED TO VOTE THE COMMON SHARES REPRESENTED BY THIS PROXY ON SUCH MATTER AND IN FAVOR OF SUCH RESOLUTION.

3. Proxies to be used at the meeting must be received at the Company's office at least one hour prior to the Annual Meeting, or at the office of the Company's transfer agent by 4:00 p.m. New York City time on the business day immediately prior to the Annual Meeting.

4. Please date the proxy. If this proxy is not dated in the space provided, it is deemed to bear the date on which it is mailed.

Please return this proxy using the enclosed postage paid envelope.